UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005 (January 13, 2005)

TRAFFIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Blue Hill Plaza, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 13, 2005, the Company issued a press release announcing the formal launch of www.EZ-Tracks.com, which was effected by the Company entering into (directly and/or through subsidiaries) a Limited Partnership Agreement and a Marketing Services Agreement with the content provider.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1 –	Press Release dated January 13, 2005

Exhibit 99.2 —	Limited Partnership Agreement dated as of January 12, 2005 among Traffix EZ Ltd., Madacy sp Inc. and Traffix SP-EZ ULC.

Exhibit 99.3 –	Marketing Services Agreement dated January 12, 2005 between Traffix Music Inc., Madacy Entertainment Group, Limited and EZ-Tracks L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Dated: January 13, 2005
	By:	/s/ Joshua B. Gillon
Joshua B. Gillon
Executive Vice President